                         CHASE MANHATTAN BANK USA, N.A.
                      MONTHLY CERTIFICATEHOLDER'S STATEMENT

                         CHASE CREDIT CARD MASTER TRUST
                                  SERIES 1995-2


                                                   Distribution Date: 11/15/1999

Section 5.2 - Supplement                                        Class A           Class B       Collateral              Total
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
(i)    Monthly Principal Distributed                                    0.00            0.00            0.00                  0.00

(ii)   Monthly Interest Distributed                             3,115,000.00      181,245.17      238,632.62          3,534,877.79
       Deficiency Amounts                                               0.00            0.00                                  0.00
       Additional Interest                                              0.00            0.00                                  0.00
       Accrued and Unpaid Interest                                                                      0.00                  0.00

(iii)  Collections of Principal
         Receivables                                           77,140,728.92    4,382,879.08    6,136,311.23         87,659,919.23

(iv)   Collections of Finance Charge
         Receivables                                            9,452,547.27      537,062.23      751,921.49         10,741,530.98

(v)    Aggregate Amount of Principal
         Receivables                                                                                             19,404,771,482.78

                                          Investor Interest   600,000,000.00   34,090,000.00   47,728,181.82        681,818,181.82
                                          Adjusted Interest   600,000,000.00   34,090,000.00   47,728,181.82        681,818,181.82

                                               Series
       Floating Investor Percentage                  3.51%            88.00%           5.00%           7.00%                100.00%
       Fixed Investor Percentage                     3.51%            88.00%           5.00%           7.00%                100.00%

(vi)   Receivables Delinquent
       (As % of Total Receivables)
               Current                                                                                                       95.93%
               30 to 59 days                                                                                                  1.35%
               60 to 89 days                                                                                                  0.93%
               90 or more days                                                                                                1.79%
                                                                                                                   ---------------
                    Total Receivables                                                                                       100.00%

(vii)  Investor Default Amount                                  2,753,288.90      156,432.70      219,015.79          3,128,737.39

(viii) Investor Charge-Offs                                             0.00            0.00            0.00                  0.00

(ix)   Reimbursed Investor Charge-Offs/Reductions                       0.00            0.00            0.00

(x)    Servicing Fee                                              500,000.00       28,408.33       39,773.48            568,181.82

(xi)   Portfolio Yield (Net of Defaulted Receivables)                                                                        13.40%

(xii)  Reallocated Monthly Principal                                                    0.00            0.00                  0.00

(xiii) Closing Investor Interest (Class A Adjusted)           600,000,000.00   34,090,000.00   47,728,181.82        681,818,181.82

(xiv)  LIBOR                                                                                                               5.40625%

(xv)   Principal Funding Account Balance                                                                                      0.00

(xvii) Accumulation Shortfall                                                                                                 0.00

(xviii)Principal Funding Investment Proceeds                                                                                  0.00

(xx)   Principal Investment Funding Shortfall                                                                                 0.00

(xxi)  Available Funds                                          8,952,547.27      508,653.89      712,148.01         10,173,349.17

(xxii) Certificate Rate                                              6.23000%        6.38000%        5.80625%

-----------------------------------------------------------------------------------------------------------------------------------




       By:
               -----------------------------------
       Name:   Patricia M. Garvey
       Title:  Vice President

                         CHASE MANHATTAN BANK USA, N.A.
                      MONTHLY CERTIFICATEHOLDER'S STATEMENT

                         CHASE CREDIT CARD MASTER TRUST
                                  SERIES 1995-3


                                                   Distribution Date: 11/15/1999

Section 5.2 - Supplement                                         Class A         Class B        Collateral              Total
-----------------------------------------------------------------------------------------------------------------------------------
(i)    Monthly Principal Distributed                                    0.00             0.00            0.00                  0.00

(ii)   Monthly Interest Distributed                             2,336,250.00       136,149.60      182,824.97          2,655,224.57
       Deficiency Amounts                                               0.00             0.00                                  0.00
       Additional Interest                                              0.00             0.00                                  0.00
       Accrued and Unpaid Interest                                                                       0.00                  0.00

(iii)  Collections of Principal Receivables                    57,855,546.69     3,287,223.60    4,602,169.14         65,744,939.42

(iv)   Collections of Finance Charge Receivables                7,089,410.45       402,804.55      563,933.24          8,056,148.24

(v)    Aggregate Amount of Principal Receivables                                                                  19,404,771,482.78

                                    Investor Interest         450,000,000.00    25,568,000.00   35,795,636.36        511,363,636.36
                                    Adjusted Interest         450,000,000.00    25,568,000.00   35,795,636.36        511,363,636.36

                                                Series
       Floating Investor Percentage                2.64%              88.00%            5.00%           7.00%                100.00%
       Fixed Investor Percentage                   2.64%              88.00%            5.00%           7.00%                100.00%

(vi)   Receivables Delinquent (As % of Total Receivables)
               Current                                                                                                        95.93%
               30 to 59 days                                                                                                   1.35%
               60 to 89 days                                                                                                   0.93%
               90 or more days                                                                                                 1.79%
                                                                                                                    ---------------
                                                  Total Receivables                                                          100.00%

(vii)  Investor Default Amount                                  2,064,966.68       117,326.82      164,259.55          2,346,553.04

(viii) Investor Charge-Offs                                             0.00             0.00            0.00                  0.00

(ix)   Reimbursed Investor Charge-Offs/Reductions                       0.00             0.00            0.00

(x)    Servicing Fee                                              375,000.00        21,306.67       29,829.70            426,136.36

(xi)   Portfolio Yield (Net of Defaulted Receivables)                                                                         13.40%

(xii)  Reallocated Monthly Principal                                                     0.00            0.00                  0.00

(xiii) Closing Investor Interest (Class A Adjusted)           450,000,000.00    25,568,000.00   35,795,636.36        511,363,636.36

(xiv)  LIBOR                                                                                                                5.40625%

(xv)   Principal Funding Account Balance                                                                                       0.00

(xvii) Accumulation Shortfall                                                                                                  0.00

(xviii)Principal Funding Investment Proceeds                                                                                   0.00

(xx)   Principal Investment Funding Shortfall                                                                                  0.00

(xxi)  Available Funds                                          6,714,410.45       381,497.88      534,103.54          7,630,011.88

(xxii) Certificate Rate                                              6.23000%         6.39000%        5.93125%

--------------------------------------------------------------------------------------------------------------------------------


       By:
               -----------------------------------
       Name:   Patricia M. Garvey
       Title:  Vice President

                         CHASE MANHATTAN BANK USA, N.A.
                      MONTHLY CERTIFICATEHOLDER'S STATEMENT

                         CHASE CREDIT CARD MASTER TRUST
                                  SERIES 1996-1


                                                   Distribution Date: 11/15/1999

Section 5.2 - Supplement                                  Class A        Class B       Collateral                 Total
--------------------------------------------------------------------------------------------------------------------------------
(i)    Monthly Principal Distributed                             0.00           0.00            0.00                       0.00

(ii)   Monthly Interest Distributed                      3,237,500.00     189,248.43      278,403.06               3,705,151.49
       Deficiency Amounts                                        0.00           0.00                                       0.00
       Additional Interest                                       0.00           0.00                                       0.00
       Accrued and Unpaid Interest                                                              0.00                       0.00

(iii)  Collections of Principal Receivables             89,997,517.08   5,113,401.78    7,158,986.91             102,269,905.77

(iv)   Collections of Finance Charge Receivables        11,027,971.81     626,577.85      877,236.49              12,531,786.15

(v)    Aggregate Amount of Principal Receivables                                                              19,404,771,482.78

                                    Investor Interest  700,000,000.00  39,772,000.00   55,682,545.45             795,454,545.45
                                    Adjusted Interest  700,000,000.00  39,772,000.00   55,682,545.45             795,454,545.45

                                              Series
       Floating Investor Percentage             4.10%          88.00%          5.00%           7.00%                     100.00%
       Fixed Investor Percentage                4.10%          88.00%          5.00%           7.00%                     100.00%

(vi)   Receivables Delinquent (As % of Total Receivables)
               Current                                                                                                    95.93%
               30 to 59 days                                                                                               1.35%
               60 to 89 days                                                                                               0.93%
               90 or more days                                                                                             1.79%
                                                                                                           ---------------------
                                     Total Receivables                                                                   100.00%

(vii)  Investor Default Amount                           3,212,170.39     182,506.34      255,516.89               3,650,193.62

(viii) Investor Charge-Offs                                      0.00           0.00            0.00                       0.00

(ix)   Reimbursed Investor Charge-Offs/Reductions                0.00           0.00            0.00

(x)    Servicing Fee                                       583,333.33      33,143.33       46,402.12                 662,878.79

(xi)   Portfolio Yield (Net of Defaulted Receivables)                                                                     13.40%

(xii)  Reallocated Monthly Principal                                            0.00            0.00                       0.00

(xiii) Closing Investor Interest (Class A Adjusted)    700,000,000.00  39,772,000.00   55,682,545.45             795,454,545.45

(xiv)  LIBOR                                                                                                            5.40625%

(xv)   Principal Funding Account Balance                                                                                   0.00

(xvii) Accumulation Shortfall                                                                                              0.00

(xviii)Principal Funding Investment Proceeds                                                                               0.00

(xx)   Principal Investment Funding Shortfall                                                                              0.00

(xxi)  Available Funds                                  10,444,638.48     593,434.52      830,834.37              11,868,907.36

(xxii) Certificate Rate                                       5.55000%       5.71000%        5.80625%

-----------------------------------------------------------------------------------------------------------------------------------


       By:
               ------------------------------
       Name:   Patricia M. Garvey
       Title:  Vice President

                         CHASE MANHATTAN BANK USA, N.A.
                      MONTHLY CERTIFICATEHOLDER'S STATEMENT

                         CHASE CREDIT CARD MASTER TRUST
                                  SERIES 1996-2

                                                   Distribution Date: 11/15/1999

Section 5.2 - Supplement                                     Class A          Class B       Collateral                 Total
------------------------------------------------------------------------------------------------------------------------------------
(i)    Monthly Principal Distributed                                 0.00            0.00            0.00                      0.00

(ii)   Monthly Interest Distributed                          2,740,833.33      160,416.67      231,928.17              3,133,178.17
       Deficiency Amounts                                            0.00            0.00                                      0.00
       Additional Interest                                           0.00            0.00                                      0.00
       Accrued and Unpaid Interest                                                                   0.00                      0.00

(iii)  Collections of Principal Receivables                 70,712,334.85    4,017,746.30    5,624,844.82             80,354,925.96

(iv)   Collections of Finance Charge Receivables             8,664,834.99      492,320.17      689,248.24              9,846,403.40

(v)    Aggregate Amount of Principal Receivables                                                                  19,404,771,482.78

                                        Investor Interest  550,000,000.00   31,250,000.00   43,750,000.00            625,000,000.00
                                        Adjusted Interest  550,000,000.00   31,250,000.00   43,750,000.00            625,000,000.00

                                               Series
       Floating Investor Percentage                3.22%           88.00%           5.00%           7.00%                    100.00%
       Fixed Investor Percentage                   3.22%           88.00%           5.00%           7.00%                    100.00%

(vi)   Receivables Delinquent (As % of Total Receivables)
               Current                                                                                                        95.93%
               30 to 59 days                                                                                                   1.35%
               60 to 89 days                                                                                                   0.93%
               90 or more days                                                                                                 1.79%
                                                                                                                  -----------------
                                            Total Receivables                                                                100.00%

(vii)  Investor Default Amount                               2,523,848.16      143,400.46      200,760.65              2,868,009.27

(viii) Investor Charge-Offs                                          0.00            0.00            0.00                      0.00

(ix)   Reimbursed Investor Charge-Offs/Reductions                    0.00            0.00            0.00

(x)    Servicing Fee                                           458,333.33       26,041.67       36,458.33                520,833.33

(xi)   Portfolio Yield (Net of Defaulted Receivables)                                                                         13.40%

(xii)  Reallocated Monthly Principal                                                 0.00            0.00                      0.00

(xiii) Closing Investor Interest (Class A Adjusted)        550,000,000.00   31,250,000.00   43,750,000.00            625,000,000.00

(xiv)  LIBOR                                                                                                                5.40625%

(xv)   Principal Funding Account Balance                                                                                       0.00

(xvii) Accumulation Shortfall                                                                                                  0.00

(xviii)Principal Funding Investment Proceeds                                                                                   0.00

(xx)   Principal Investment Funding Shortfall                                                                                  0.00

(xxi)  Available Funds                                       8,206,501.66      466,278.50      652,789.90              9,325,570.07

(xxii) Certificate Rate                                           5.98000%        6.16000%        6.15625%

-----------------------------------------------------------------------------------------------------------------------------------



       By:
               -----------------------------
       Name:   Patricia M. Garvey
       Title:  Vice President

                         CHASE MANHATTAN BANK USA, N.A.
                      MONTHLY CERTIFICATEHOLDER'S STATEMENT

                         CHASE CREDIT CARD MASTER TRUST
                                  SERIES 1996-3

                                                   Distribution Date: 11/15/1999

Section 5.2 - Supplement                                          Class A         Class B       Collateral             Total
------------------------------------------------------------------------------------------------------------------------------------
(i)    Monthly Principal Distributed                                     0.00            0.00            0.00                  0.00

(ii)   Monthly Interest Distributed                              2,434,132.89      141,813.47      173,733.76          2,749,680.12
       Deficiency Amounts                                                0.00            0.00                                  0.00
       Additional Interest                                               0.00            0.00                                  0.00
       Accrued and Unpaid Interest                                                                       0.00                  0.00

(iii)  Collections of Principal Receivables                     52,967,781.54    3,009,516.97    4,213,483.29         60,190,781.81

(iv)   Collections of Finance Charge Receivables                 6,490,481.30      368,775.38      516,305.08          7,375,561.76

(v)    Aggregate Amount of Principal Receivables                                                                  19,404,771,482.78

                                             Investor Inerest  411,983,000.00   23,408,000.00   32,772,440.86        468,163,440.86
                                             Adjusted Inerest  411,983,000.00   23,408,000.00   32,772,440.86        468,163,440.86

                                                     Series
       Floating Investor Percentage                     2.41%          88.00%           5.00%           7.00%                100.00%
       Fixed Investor Percentage                        2.41%          88.00%           5.00%           7.00%                100.00%

(vi)   Receivables Delinquent (As % of Total Receivables)
               Current                                                                                                        95.93%
               30 to 59 days                                                                                                   1.35%
               60 to 89 days                                                                                                   0.93%
               90 or more days                                                                                                 1.79%
                                                                                                                  -----------------
                                                    Total Receivables                                                        100.00%

(vii)  Investor Default Amount                                   1,890,513.70      107,414.98      150,386.66          2,148,315.34

(viii) Investor Charge-Offs                                              0.00            0.00            0.00                  0.00

(ix)   Reimbursed Investor Charge-Offs/Reductions                        0.00            0.00            0.00

(x)    Servicing Fee                                               343,319.17       19,506.67       27,310.37            390,136.20

(xi)   Portfolio Yield (Net of Defaulted Receivables)                                                                         13.40%

(xii)  Reallocated Monthly Principal                                                     0.00            0.00                  0.00

(xiii) Closing Investor Interest (Class A Adjusted)            411,983,000.00   23,408,000.00   32,772,440.86        468,163,440.86

(xiv)  LIBOR                                                                                                                5.40625%

(xv)   Principal Funding Account Balance                                                                                       0.00

(xvii) Accumulation Shortfall                                                                                                  0.00

(xviii)Principal Funding Investment Proceeds                                                                                   0.00

(xx)   Principal Investment Funding Shortfall                                                                                  0.00

(xxi)  Available Funds                                           6,147,162.13      349,268.71      488,994.71          6,985,425.55

(xxii) Certificate Rate                                               7.09000%        7.27000%        6.15625%
-----------------------------------------------------------------------------------------------------------------------------------



       By:
               -------------------------------------
       Name:   Patricia M. Garvey
       Title:  Vice President